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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 21, 2006

                              APPLETON PAPERS INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                   333-82084             36-2556469
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    (State or other jurisdiction        (Commission         (I.R.S. Employer
          of incorporation)            File Number)       Identification No.)

   825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin     54912-0359
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             (Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code 920-734-9841


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition

            On February 21, 2006, Appleton Papers Inc. issued a press release announcing its results of operations for the fiscal quarter and fiscal year ended December 31, 2005. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

Exhibit:
Number:     Description:
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99.1        Press Release date February 21, 2006

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2006                            Appleton Papers Inc.

                                                   By /s/ Steve Kula
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                                                      Controller

Exhibit:
Number:     Description:
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99.1        Press Release date February 21, 2006

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